SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 18, 2011

TRI-TECH HOLDING INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor of Tower B, Renji Plaza

101 Jingshun Road, Chaoyang District

Beijing 100102 China

(Address of principal executive offices)

Registrant’s telephone number, including area code: +86 (10) 5732-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The practice of Bernstein & Pinchuk LLP (“B&P”), the Registrant’s independent registered public accounting firm, entered into a joint venture agreement with Marcum LLP and formed Marcum Bernstein & Pinchuk LLP (“MarcumBP”) in a transaction pursuant to which B&P merged its China operations into Marcum BP and certain of the professional staff of B&P joined MarcumBP as employees of MarcumBP (“Merger”). Accordingly, effective April 14, 2011, B&P effectively resigned as the Registrant’s independent registered public accounting firm and MarcumBP became the Registrant’s independent registered public accounting firm. This change in the Registrant’s independent registered public accounting firm was approved by the Audit Committee of the Registrant’s Board of Directors on April 18, 2011.

The principal accountant’s reports of B&P on the financial statements of the Registrant as of and for the year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. B&P did not audit the Registrant’s financial statements for the year ended December 31, 2009. For a discussion of B&P’s appointment as the Registrant’s independent public accounting firm, please refer to the Current Event on Form 8-K filed on April 27, 2010 (SEC Accession No. 0001193125-10-094316).

During the year ended December 31, 2010 and through the effective date of the Merger, there were no disagreements with B&P on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to B&P’s satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such periods. During the year ended December 31, 2010 and through April 14, 2011, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K. Notwithstanding the foregoing, the Registrant engaged in the sort of ordinary discussion that would be expected between a company and its auditor with personnel of B&P who became personnel of MarcumBP upon completion of the Merger.

During the year ended December 31, 2010 and through April 14, 2011, the effective date of the Merger, the Registrant did not consult with MarcumBP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided B&P with a copy of the foregoing disclosure and requested B&P to furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of the letter, dated April 22, 2011, furnished by BP, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

16.1	Letter from B&P dated April 22, 2011.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tri-Tech Holding Inc.

By:	/s/ Phil Fan
Name:	Phil Fan
Title:	President

Dated: April 22, 2011

Exhibit Index

Number	Description of Exhibit

16.1	Letter from B&P dated April 22, 2011.

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